UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2025

KYMERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39460	81-2992166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kymera Therapeutics, Inc.

500 North Beacon Street, 4th Floor
Watertown, Massachusetts 02472
(Address of principal executive offices, including zip code)

(857) 285-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KYMR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 14, 2025, Kymera Therapeutics, Inc. (the “Company”) issued a press release announcing its preliminary cash balance as of December 31, 2024, a business update and further details on its 2025 key objectives and outlook. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Although it has not finalized its full financial results for the fourth quarter and fiscal year ended December 31, 2024, the Company announced on January 14, 2025, that it estimates it had approximately $850 million of cash, cash equivalents and marketable securities as of December 31, 2024.

The information contained in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is unaudited and preliminary and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2024 and its results of operations for the three months and year ended December 31, 2024. The audit of the Company’s consolidated financial statements for the year ended December 31, 2024 is ongoing and could result in changes to the information set forth above.

The information contained in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On January 14, 2025, the Company issued a press release outlining its key 2025 objectives and strategy to advance its leading portfolio of immunology programs. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company will be conducting meetings with participants attending the 43rd Annual J.P. Morgan Healthcare Conference (the “Conference”) during the week of January 13, 2025. A copy of the slides to be presented by the Company at the Conference is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2.

The information contained in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 and Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On January 14, 2025, the Company announced that the Phase 1 clinical trial of KT-621 in healthy volunteers is ongoing, with data expected in the second quarter of 2025. The Company also announced plans to advance KT-621, the Company’s investigational oral degrader of STAT6, into a Phase 1b clinical trial in atopic dermatitis (AD) patients in the second quarter of 2025 with data expected in the fourth quarter of 2025 and plans to initiate parallel Phase 2b clinical trials of KT-621 in AD and asthma in late 2025 and early 2026, respectively. Additionally, the Company announced a novel oral immunology program with a first-in-class development candidate will be disclosed in the first half of 2025.

The disclosure under this Item 8.01 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements about the Company’s expectations regarding strategy, business plans and objectives for clinical development of its clinical and preclinical pipeline including the therapeutic potential, clinical benefits and safety thereof, the Phase 1 data readout of KT-621 in the first half of 2025 and plans to initiate a Phase 1b trial in atopic dermatitis (AD) patients in the second quarter of

2025 with data in the fourth quarter of 2025 and plans to initiate parallel Phase 2b trials in AD and asthma in late 2025 and early 2026, respectively. The words “expect,” “plan,” and “will” and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this Item 8.01 are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from any forward-looking statements contained in this Item 8.01, including, without limitation, risks associated with: uncertainties inherent in the initiation, timing and design of future clinical trials, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results of early clinical trials will be indicative of the results of later clinical trials, the ability to successfully demonstrate the safety and efficacy of drug candidates, the timing and outcome of planned interactions with regulatory authorities, the availability of funding sufficient for the Company’s operating expenses and capital expenditure requirements and other factors. These risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in the most recent Quarterly Report on Form 10-Q and in subsequent filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing the Company’s views as of any subsequent date. The Company explicitly disclaim any obligation to update any forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Item 9.01.	Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Kymera Therapeutics, Inc. on January 14, 2025, furnished herewith.

99.2	Corporate Presentation, furnished herewith.

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kymera Therapeutics, Inc.

Date: January 14, 2025	By:	/s/ Nello Mainolfi
Nello Mainolfi, Ph.D.
President and Chief Executive Officer